UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 16, 2005

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)		92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On November 16, 2005, the Board of Directors of Pacific Sunwear of California, Inc. (the “Company”) approved the terms of compensation to be paid to the non-employee members of the Board of Directors of the Company effective January 29, 2006.
Compensation for non-employee directors will include an annual retainer of $30,000 for serving as a director, an annual retainer of $5,000 for serving as a committee chairman ($10,000 for the audit committee chairman), an attendance fee of $3,000 for each Board of Directors’ meeting attended, and an attendance fee of $1,250 for each committee meeting or any other specially-called telephonic meeting attended. A summary sheet of director compensation is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
10.1	Summary of Board Compensation, dated November 16, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Sunwear of California, Inc.
Dated: November 22, 2005	By:	/s/ SETH R. JOHNSON
Seth R. Johnson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Summary of Board Compensation, dated November 16, 2005